AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(R) (the "Fund")

                        Supplement Dated October 3, 2005
                                     to the
                          Prospectus Dated May 1, 2005

     This Supplement is being provided to notify you that the Fund has terminated one of its sub-advisers and has retained two new sub-advisers. Beginning October 3, 2005, the two new sub-advisers and the Fund's remaining sub-adviser, Todd Investment Advisors, Inc. ("Todd"), will manage the Fund's investment assets.

     On October 3, 2005, the Fund entered into interim Sub-Advisory Agreements with The Renaissance Group LLC ("Renaissance") and WEDGE Capital Management LLP ("WEDGE") (collectively, the "New Sub-Advisers"). The interim Sub-Advisory Agreements, which have been approved by the Fund's Board of Directors, will remain in effect until the final agreements are approved by the Fund's shareholders at a special shareholders' meeting. The Fund terminated its sub-advisory agreement with Seneca Capital Management, LLC ("Seneca") on September 30, 2005, but continues to maintain its sub-advisory agreement with Todd.

     The Fund's "dual strategy" investment objective will remain the same, but now two Sub-Advisers, Todd and WEDGE, will serve as "value" Sub-Advisers to the Fund. Renaissance will serve as the Fund's sole "growth" sub-adviser; however, the Fund plans to consider entering into a sub-advisory agreement with a second "growth" sub-adviser in the future. The Fund's shareholders will be asked to approve the Fund's Sub-Advisory Agreements with the New Sub-Advisers at a Special Shareholders' Meeting to be held on January 20, 2006. Until the Special Shareholders' Meeting, the New Sub-Advisers will serve as sub-advisers under their respective interim Sub-Advisory Agreements.

     This Supplement updates information contained in the Prospectus of the Fund dated May 1, 2005. You should retain this Supplement with the Prospectus for future reference.

Fees

     The fees payable to the New Sub-Advisers pursuant to the interim Sub-Advisory Agreements and the proposed final agreements are summarized below. All fees are on an annual basis and are a percentage of the value of the Fund's assets managed by each sub-adviser. Increases in fees payable to the sub-advisers will not affect the fees paid by the Fund or its shareholders because the Fund's investment adviser pays the sub-advisory fees on behalf of the Fund.

--------------- ------------------------ --------------------------------------
Sub-Adviser     Fee Under Interim        Fee Under Proposed Final
                Sub-Advisory Agreement   Sub-Advisory Agreement
--------------- ------------------------ --------------------------------------
Renaissance     0.42%                    0.48%
--------------- ------------------------ --------------------------------------
WEDGE           0.42%                    0.50% of the first $25,000,000
                                         0.40% of the value of assets  between
                                             $25,000,000 and $100,000,000
                                         0.30% of the value of assets in
                                             excess of $100,000,000
-------------- ------------------------- --------------------------------------

The fees that were paid to Seneca under the terminated sub-advisory agreement were equal (on an annual basis) to 0.42% of the Fund's assets managed by Seneca. The fees payable to Todd are equal (on an annual basis) to 0.38% of first $100,000,000 of the Fund's assets managed by Todd. The fees decrease to 0.30% (on an annual basis) of the Fund's assets in excess of $100,000,000 managed by Todd.

New Sub-Advisers

     The following information regarding Renaissance replaces information in the Prospectus under the heading "The Fund's Advisors" that relates to Seneca. The information regarding WEDGE supplements the information under the same heading regarding Todd.

Renaissance (The Baldwin Center, Suite 1200, 625 Eden Park Drive, Cincinnati, Ohio 45202)

     Renaissance is an independently operated investment management firm that provides management services to individuals, investment companies, pension funds, charitable organizations, corporations, and government entities. Michael
E. Schroer, Managing Partner and Chief Investment Officer of Renaissance, will be primarily responsible for day-to-day management of the portion of the Fund portfolio managed by Renaissance. Mr. Schroer has 23 years of investment experience and has been with Renaissance since 1984. Mr. Schroer supervises the management and direction of Renaissance's investment research efforts as well as determining overall portfolio strategy. Mr. Schroer is a 1980 graduate of the University of Cincinnati and earned a Master's degree from the Indiana Graduate School of Business in 1982. He was also awarded a Chartered Financial Analyst designation in 1985.

     The  Fund's  Statement  of  Additional   Information   provides  additional
information about Renaissance's compensation structure, other accounts managed by Renaissance and Renaissance's ownership of securities in the Fund.

     If the Fund's shareholders approve the proposed Sub-Advisory Agreement with Renaissance, the fees payable to Renaissance will be equal (on an annual basis) to 0.48% of the value of the Fund's assets managed by Renaissance.

WEDGE  (301  South  College  Street,  Suite  2920,  Charlotte,   North  Carolina
28202-6002)

     WEDGE is an independently operated investment management firm that provides management services to investment companies, pension funds, charitable organizations, corporations, and government entities. WEDGE applies a team approach to the management of the Fund, relying both on quantitative models as well as investment professional input.

     Mike James, John Norman, and Michael Gardner will be the team members principally responsible for supervising Fund assets. Mike James and John Norman will be the Fund's Portfolio Managers. Mike James is a founding member of WEDGE and has thirty-one years of investment experience. Mr. James is a graduate of Louisiana State University's School of Banking of the South and received his Bachelor of Arts degree from Wofford College.

     John Norman joined WEDGE in 2004 and has fourteen years of investment experience. Mr. Norman received his Bachelor of Business Administration - Finance from The College of William and Mary.

     Michael Gardner, who has been with WEDGE for fifteen years, is the principle developer of the strategy and has twenty-eight years of investment experience. Mr. Gardner received his Bachelor of Arts degree in Mathematics from State University of New York at Binghampton and his Master of Business Administration in Finance from the University of Chicago.

     The  Fund's  Statement  of  Additional   Information   provides  additional
information about WEDGE's compensation structure, other accounts managed by WEDGE and WEDGE's ownership of securities in the Fund.

     If the Fund's shareholders approve the proposed Sub-Advisory Agreement with WEDGE, the fees payable to WEDGE will be equal (on an annual basis) to 0.50% of the first $25,000,000 of the Fund's assets managed by WEDGE. The fees decrease to 0.40% (on an annual basis) of the Fund's assets between $25,000,000 and $100,000,000 managed by WEDGE, and further decrease to 0.30% (on an annual basis) of the value of the Fund's assets in excess of $100,000,000 managed by WEDGE.


                        Supplement Dated October 3, 2005
                                     to the
              Statement of Additional Information Dated May 1, 2005

     This Supplement is being provided to notify you that the Fund has terminated one of its sub-advisers and has retained two new sub-advisers. Beginning October 3, 2005, the two new sub-advisers and the Fund's remaining sub-adviser, Todd Investment Advisors, Inc. ("Todd"), will manage the Fund's investment assets.

     On October 3, 2005, the Fund entered into interim Sub-Advisory Agreements with The Renaissance Group LLC ("Renaissance") and WEDGE Capital Management LLP ("WEDGE") (collectively, the "New Sub-Advisers"). The interim Sub-Advisory Agreements, which have been approved by the Fund's Board of Directors, will remain in effect until the final agreements are approved by the Fund's shareholders at a special shareholders' meeting. The Fund terminated its sub-advisory agreement with Seneca Capital Management, LLC ("Seneca") on September 30, 2005, but continues to maintain its sub-advisory agreement with Todd.

     The Fund's "dual strategy" investment objective will remain the same, but now two Sub-Advisers, Todd and WEDGE, will serve as "value" Sub-Advisers to the Fund. Renaissance will serve as the Fund's sole "growth" sub-adviser; however, the Fund plans to consider entering into a sub-advisory agreement with a second "growth" sub-adviser in the future. The Fund's shareholders will be asked to approve the Fund's Sub-Advisory Agreements with the New Sub-Advisers at a Special Shareholders' Meeting to be held on January 20, 2006. Until the Special Shareholders' Meeting, the New Sub-Advisers will serve as sub-advisers under their respective interim Sub-Advisory Agreements.

     This  Supplement  updates   information   contained  in  the  Statement  of
Additional Information of the Fund dated May 1, 2005. You should retain this Supplement with the Statement of Additional Information for future reference.

Fees

     The fees payable to the New Sub-Advisers pursuant to the interim Sub-Advisory Agreements and the proposed final agreements are summarized below. All fees are on an annual basis and are a percentage of the value of the Fund's assets managed by each sub-adviser.

     Increases in fees payable to the sub-advisers will not affect the fees paid by the Fund or its shareholders because the Fund's investment adviser pays the sub-advisory fees on behalf of the Fund.

Sub-Adviser   Fee Under Interim Sub-     Fee Under Proposed Final
                Advisory Agreement       Sub-Advisory Agreement
------------  ------------------------  ----------------------------------------
Renaissance             0.42%            0.48%
------------  ------------------------  ----------------------------------------
WEDGE                   0.42%            0.50% of the first $25,000,000
                                         0.40% of the value of assets between
                                             $25,000,000 and $100,000,000
                                         0.30% of the value of assets in excess
                                            of $100,000,000
------------  ------------------------  ----------------------------------------

     The fees that were paid to Seneca under the terminated sub-advisory agreement were equal (on an annual basis) to 0.42% of the Fund's assets managed by Seneca. The fees payable to Todd are equal (on an annual basis) to 0.38% of first $100,000,000 of the Fund's assets managed by Todd. The fees decrease to 0.30% (on an annual basis) of the Fund's assets in excess of $100,000,000 managed by Todd.

Board Evaluation of Sub-Advisory Agreements

     The Fund's Board of Directors considered the following material factors and reached the following conclusions in connection with the decision to approve the New Sub-Advisers and approve the terms of the new Sub-Advisory Agreements.

Nature, Extent and Quality of Services Provided by the New Sub-Advisers

     The Board considered the services that each of the New Sub-Advisers will provide to the Fund pursuant to the new Sub-Advisory Agreements, which include making decisions regarding acquisition, holding or disposition of portfolio securities on behalf of the Fund; providing the Fund's custodian and investment adviser prompt written notification of the purchase, sale or exchange of portfolio securities; exercising voting rights on behalf of the Fund regarding the portfolio securities; providing Rule 17j-1 certification and other reports; selecting brokers or dealers to execute purchase and sale transactions for the Fund and using its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for the Fund; and providing instructions to the Fund's custodian re: consummation of transactions in portfolio securities held by the Fund.

     Based on its evaluation of the services that the New Sub-Advisers will provide, the Board concluded that the nature and scope of the New Sub-Advisers' services are reasonable and satisfactory. Further, the Board concluded that the New Sub-Advisers have adequate personnel and systems in place, as well as other resources, to assure the Board that the New Sub-Advisers will furnish high quality services to the Fund.

Investment Performance of the New Sub-Advisers

     The Board concluded that the investment performance of each of the New Sub-Advisers supports a decision to approve the new Sub-Advisory Agreements because each of the New Sub-Advisers' long-term results have been very good when compared with its appropriate style index. Furthermore, each of the New Sub-Advisers' investment processes and personnel were consistent during the performance period presented to the Board.

Sub-Advisory Fees

     The fees payable to the New Sub-Advisers will exceed the fees paid to Seneca and Todd; however, the New Sub-Advisers' fees may not exceed Seneca's fees until the Fund's shareholders approve the New Sub-Advisers at a special meeting of shareholders. Based on its evaluation of the fees payable pursuant to the new Sub-Advisory Agreements and the services to be provided by the New Sub-Advisers, the Board concluded that the fees payable to the New Sub-Advisers are reasonable.

     Increases in fees payable to the sub-advisers will not affect the fees paid by the Fund or its shareholders because the Fund's investment adviser pays the sub-advisory fees on behalf of the Fund.

Economies of Scale

     The fees that will be paid to the New Sub-Advisers pursuant to the new Sub-Advisory Agreements do not let the Fund recognize economies of scale as the Fund's assets under the New Sub-Advisers' management increase because the Fund's investment adviser will pay the fees on behalf of the Fund. The Fund's fee to its investment adviser does not reflect the fees that the Fund's investment adviser pays the Fund's sub-advisers. In its evaluation, the Board took into consideration this inability to recognize economies of scales but concluded that the fees are reasonable and satisfactory as they currently exist.

Fee Levels and Economies of Scale

     Fee levels charged to the Fund's investors do not reflect economies of scale. Fee levels also do not reflect the fees that the Fund pays to its investment adviser or the fees that the Fund's investment adviser pays to the Fund's sub-advisers. The Board took this fact into consideration in its evaluation of the New Sub-Advisers and the new Sub-Advisory Agreements.

Codes of Ethics

     Dual Strategy Fund, its investment adviser, its sub-advisers and its principal underwriter have each adopted a code of ethics under Rule 17j-1 of the Investment Company Act. Each of these codes of ethics permits personnel subject to the codes to invest in securities; however, personnel subject to the codes must comply with certain restrictions when purchasing securities that may be purchased or held by Dual Strategy Fund.

Proxy Voting Policies

     The proxy voting policies of Renaissance, Todd, and WEDGE are attached hereto as Appendices A, B, and C, respectively.

New Sub-Advisers

Renaissance

Control of Renaissance

     Renaissance is directly controlled by Affiliated Managers Group, Inc., which owns more than 50% of the outstanding voting shares of Renaissance. Additionally, Renaissance is indirectly controlled by Michael Edward Schroer.

Fees Payable to Renaissance

     If the Fund's Shareholders approve the proposed Sub-Advisory Agreement with Renaissance, the fees payable to Renaissance pursuant to such agreement will be equal (on an annual basis) to 0.48% of the value of the Fund's assets managed by Renaissance.

Renaissance Portfolio Managers for the Fund

     Michael  E.  Schroer,  Managing  Partner  and Chief  Investment  Officer of
Renaissance, is primarily responsible for day-to-day management of the portion of the fund portfolio managed by Renaissance. Mr. Schroer has 23 years of investment experience and has been with Renaissance since 1984. Mr. Schroer supervises the management and direction of Renaissance's investment research efforts as well as determining overall portfolio strategy. Prior to his service at Renaissance, Mr. Schroer was a portfolio manager with First of America Bank. Mr. Schroer is a 1980 graduate of the University of Cincinnati and earned a Master's degree from the Indiana Graduate School of Business in 1982. He was also awarded a Chartered Financial Analyst designation in 1985.

     Mr. Schroer is also primarily responsible for the day-to-day management of the portfolios of other Renaissance accounts. The number of other accounts (excluding the Fund) managed by Mr. Schroer within each of the following categories and the total assets in the accounts as of December 31, 2004 managed within each category are:

----------------------------------  ------------------  ------------------
                                    Number of Accounts  Assets in Accounts
----------------------------------  ------------------  ------------------
Registered investment companies             1              $84.4 million
----------------------------------  ------------------  ------------------
Other pooled investment vehicles            0                   $0
----------------------------------  ------------------  ------------------
Other accounts                             729            $823.8 million
----------------------------------  ------------------  ------------------

     The number of accounts in each category and the total assets in the accounts (excluding the Fund) with respect to which the advisory fee is based on the performance of the account is:

----------------------------------  ------------------  ------------------
                                    Number of Accounts  Assets in Accounts
----------------------------------  ------------------  ------------------
Registered investment companies             0                    0
----------------------------------  ------------------  ------------------
Other pooled investment vehicles            0                    0
----------------------------------  ------------------  ------------------
Other accounts                              0                    0
----------------------------------  ------------------  ------------------

     Neither Renaissance nor the Fund foresees any conflict of interest that may arise in connection with Mr. Schroer's management of the Fund's investments and the investments of these other accounts.

Compensation Structure of Renaissance Portfolio Managers

     Mr. Schroer is a Partner in Renaissance, and he receives distributions from the company representing a percentage of the revenues. Additionally, Mr. Schroer is compensated through an equal share of the bottom line profits of the organization.

WEDGE

Control of WEDGE

     WEDGE is an independent investment adviser owned by thirteen general partners who are actively involved in the management of the firm. Ownership interests among the partners varies from 2% to approximately 24%.

Fees Payable to WEDGE

     If the Fund's shareholders approve the proposed Sub-Advisory Agreement with WEDGE, the fees payable to WEDGE will be equal (on an annual basis) to 0.50% of the first $25,000,000 of the Fund's assets managed by WEDGE. The fees decrease to 0.40% (on an annual basis) of the Fund's assets between $25,000,000 and $100,000,000 managed by WEDGE, and further decrease to 0.30% (on an annual basis) of the value of the Fund's assets in excess of $100,000,000 managed by WEDGE.

WEDGE Portfolio Managers for the Fund

     WEDGE applies a team approach to the management of the Fund, relying both on quantitative models as well as investment professional input. Mike James, John Norman, and Michael Gardner will be the team members principally responsible for supervising Fund assets. Mike James and John Norman will be the Fund's Portfolio Managers.

     Mike James is a founding member of WEDGE and has thirty-one years of investment experience. Mr. James is a graduate of Louisiana State University's School of Banking of the South and received his Bachelor of Arts degree from Wofford College.

     John Norman joined WEDGE in 2004 and has fourteen years of investment experience. Mr. Norman received his Bachelor of Business Administration - Finance from The College of William and Mary.

     Michael Gardner, who has been with WEDGE for fifteen years, is the principle developer of the strategy and has twenty-eight years of investment experience. Mr. Gardner received his Bachelor of Arts degree in Mathematics from State University of New York at Binghampton and his Master of Business Administration in Finance from the University of Chicago.

     WEDGE's Portfolio Managers for the Fund are also primarily responsible for the day-to-day management of the portfolios of other WEDGE accounts. The number of other accounts (excluding the Fund) managed by WEDGE's Portfolio Managers for the Fund within each of the following categories and the total assets in the accounts as of December 31, 2004 managed within each category are:

----------------------------------  ------------------  ------------------
                                    Number of Accounts  Assets in Accounts
----------------------------------  ------------------  ------------------
Registered investment companies             0                   $0
----------------------------------  ------------------  ------------------
Other pooled investment vehicles            0                   $0
----------------------------------  ------------------  ------------------
Other accounts                              74             $1.6 billion
----------------------------------  ------------------  ------------------

     The number of accounts in each category and the total assets in the accounts (excluding the Fund) with respect to which the advisory fee is based on the performance of the account is:

----------------------------------  ------------------  --------------------
                                    Number of Accounts  Assets in Accounts
----------------------------------  ------------------  --------------------
Registered investment companies             0                   $0
----------------------------------  ------------------  --------------------
Other pooled investment vehicles            0                   $0
----------------------------------  ------------------  --------------------
Other accounts                              0                   $0
----------------------------------  ------------------  --------------------

     During the normal course of managing assets for multiple clients of varying types and asset levels, WEDGE will inevitably encounter conflicts of interest that could, if not properly addressed, compromise the decision making process. To mitigate these conflicts, WEDGE has implemented a series of policies designed to prevent and detect conflicts when they occur. WEDGE reasonably believes these policies combined with the periodic review and testing performed by its compliance professionals adequately protect the assets of the Fund.

Compensation Structure of WEDGE Portfolio Managers

     Incentive compensation plans have been structured to reward all professionals for their contribution to the growth and profitability of the firm. General Partners are compensated via a percentage of the firm's net profitability following a peer review, which focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in the future. Other investment professionals receive a competitive salary and bonus based on the firm's investment and business success and their specific contribution to that record.

                                                                      APPENDIX A

                        Renaissance Investment Management

                      Proxy Voting Policies and Procedures
                                 September 2005

I.   Policy

     Proxy voting is an important right of shareholders and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised. When Renaissance has discretion to vote the proxies of its clients, it is obligated to vote solely in the best interest of clients.

II.  Voting Guidelines

     In the absence of specific voting guidelines from a client, Renaissance will vote proxies in the best interest of the client.

     The key objectives of the following policies and procedures recognize that an issuer's management is entrusted with the day-to-day operations and longer term strategic planning of that issuer, subject to the oversight of its board of directors. While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the issuer's board of directors, these objectives also recognize that the shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

     The following is a compilation of the most common and recurring proxy issues and guidelines stating the Firm's proxy voting policy and position, generally, on such issues. Each proxy is reviewed separately and considered on its merits. The Firm reserves the right to vote in whatever manner is in the best interest of the clients.

     1.   Management Proposals

          A.   Election of Directors

               We generally support management recommendations for directors. But, we may oppose the management slate or individual directors if we believe the election of any director is not in the best interest of the shareholders.

          B.   Selection of Auditors

               We  will  support  the  selection  of  auditors  we  know  to  be
               competent,   but  may  vote   against  any  whose   integrity  or
               objectivity has come into question.

          C.   Classified Board

               We  typically  oppose   classified  boards  because  they  reduce
               shareholders' ability to effect change.

          D.   Limiting Shareholders' Rights to Call Special Meetings

               We may support limitations on shareholders' rights to call special meetings, but we typically oppose the total elimination of such rights.

          E.   Limiting Shareholders' Right to Act by Written Consent

               We typically support reasonable limitations on the use of written consent, but typically oppose the total elimination of that right.

          F.   Increase in Authorized Common Stock

               We generally support the authorization of additional common stock if the company provides a detailed, satisfactory explanation of its plans for the stock in the proxy statement.

          G.   Blank Check Preferred Stock

               We generally support the creation of blank check preferred stock, or the authorization of additional shares, but may oppose such authorization if the company has authorized shares that are still unissued and has not made a case for the addition.

          H.   Supermajority Vote Requirements

               We typically oppose all supermajority voting requirements because they may be counter to the principle of majority rule.

          I.   Considering Non-Financial Effects of a Merger Proposal

               We generally oppose proposals that allow or require boards to consider the non-financial effects of a merger. As a fiduciary, it is our duty to vote in the best economic interest of the shareholders.

          J.   Director Liability and Indemnification

               We typically support efforts by the company to attract the best possible directors and officers and, therefore, generally support limiting liability.

          K.   Stock Option Plans

               Because of the complexity and the variance in company stock option plans, it is necessary to look at the terms, coverage, and possible dilution of the shareholders value in each plan and vote accordingly

          L.   Reincorporation

               We generally support reincorporation where there are valid business reasons for the move.

          M.   Mergers, Restructuring, Spin-offs

               Since these transactions involve a change in control of the company's assets, they must be decided on a case by case basis. We generally support management on these issues where there is a demonstrable chance for stock appreciation.

     2.   Corporate Governance

          A.   Poison Pill Proposals

               Poison pill proposals will be decided on a case-by-case basis. We may support the adoption of a poison pill if management can make a case as to why it is needed and the terms of the proposal are in the best economic interests of the shareholders.

          B.   Confidential Voting

               We generally support confidential voting.

          C.   Anti-greenmail Proposals

               We generally support anti-greenmail proposals because greenmail discriminates against shareholders other than the greenmailer and may result in a decreased stock price.

          D.   Equal Access to the Proxy Material

               We typically support resolutions calling for equal access to company proxy materials, but our support will turn on the ability to screen out frivolous resolutions and to ensure that the proxy statement will remain of reasonable length for responsible consideration of shareholders.

          E.   Golden Parachutes

               We may support resolutions seeking shareholder approval of golden parachutes where a company has compensation packages that are unreasonably high.

          F.   Cumulative Voting

               We generally support cumulative voting.

     3.   Social Responsibility Shareholder Proposals

          With respect to social issues, we believe that in the long run, a company's business and performance will suffer if it is unresponsive to shareholder attitudes and values. We will look at the impact of the proposal on share value when considering our vote. We generally will support management's position on these issues.

III. Proxy Voting Procedures

     In an effort to manage the process of information gathering and voting proxies, the Firm has outsourced proxy voting to Institutional Shareholder Services ("ISS"), a leading provider of proxy voting and corporate governance services. All issuer's proxy ballots are sent directly to ISS from the custodians. ISS researches the proxy issues and provides a voting recommendation based upon its own proxy-voting manual and guidelines utilized consistently among all clients (a summary of the ISS proxy voting manual may be obtained upon request), and administer voting each proxy. Renaissance accesses this information via the Internet and determines if the Firm agrees with the recommendations made by ISS. Ultimately, Renaissance maintains the right to determine the final vote.

     Renaissance portfolio managers will conduct a periodic review to ensure that ISS has voted all eligible clients' proxies according to the guidelines. In addition, account administrator will periodically verify that ISS has received all clients' proxies from the custodians.

IV.  Conflicts of Interest

     (1) The Firm is not presently aware of any material conflicts. However, should such conflicts arise, Renaissance will identify the conflicts that exist between the interests of Renaissance and its clients. This examination will include a review of the relationship of Renaissance and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of Renaissance or an affiliate of Renaissance or has some other relationship with Renaissance or a client of Renaissance.

     (2) If a material conflict exists, Renaissance will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Renaissance will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Firm will give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the advisory agreement reserves to the ERISA client the authority to vote proxies when Renaissance determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Renaissance will give the ERISA client the opportunity to vote the proxies themselves, or special ERISA proxy voting procedures must provide for a pre-determined voting policy that eliminates the discretion of Renaissance when voting proxies if such a conflict exists.

V.   Disclosure

     (1) Renaissance will provide to client with disclosure that clients may contact the Firm to obtain information on how Renaissance voted such client's proxies, and to request a copy of these Proxy Voting Policies and Procedures. If a client requests this information, the Firm will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Renaissance voted the client's proxy.

     (2) A summary of these Proxy Voting Policies and Procedures will be offered to clients, and will be updated whenever these policies and procedures are updated. Renaissance will arrange for a copy of this summary to be offered to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.  Recordkeeping

     The Account Administrator will maintain files relating to Renaissance's proxy voting procedures in the office. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the office premises. Such records are maintained for the benefit of the Firm's clients and are available to clients upon request. Records of the following will be included in the files:

     (1) Copies of these Proxy Voting Policies and Procedures, and any amendments thereto.

     (2) A copy of any document Renaissance created that was material to making a decision how to vote proxies, or that memorializes that decision.

     (3)  A  copy  of  each  written  client  request  for  information  on  how
          Renaissance voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Renaissance voted its proxies.

     (4) As Renaissance has access to proxy statements and records of each vote cast via the ISS Proxymaster website on the Internet, Renaissance will not maintain paper copies of those records in the office.

           Summary of Renaissance's Proxy Voting Policy and Procedures

     Renaissance has a responsibility to vote certain proxies of client securities under its management. All proxies with respect to client securities are voted by the Firm unless the client has reserved that responsibility to itself and has so notified the Firm in writing.

     Renaissance, when voting the proxies of client securities, is obligated to vote solely in the best interest of clients.

     Renaissance has contracted Institutional Shareholder Services ("ISS"), a leading provider of proxy voting and corporate governance services, to provide research on corporate governance issues and corporate actions, make proxy vote recommendations, and handle the administrative functions associated with the voting of client proxies. While ISS makes the proxy vote recommendations, Renaissance retains the ultimate authority on deciding how to vote, as the Firm monitors and considers each such recommendation. In general, it is Renaissance's policy to vote in accordance with ISS's recommendations. However, in the event that Renaissance disagrees with ISS's proxy voting recommendations and eventually votes on the Firm's decision, our rationale will be internally documented.

     If a client has instructed Renaissance to vote its proxies and would like to obtain information on how they were voted, or would like a copy of Renaissance's Proxy Voting Policies and Procedures, please contact Mr. Kevin Patton at (513) 723-4582 or by mail at 625 Eden Park Drive, Suite 1200, Cincinnati, OH 45202.

                                                                      APPENDIX B

                      TODD INVESTMENT ADVISORS INCORPORATED
             101 S. 5TH ST., SUITE 3160, LOUISVILLE, KENTUCKY 40202
    (502) 585-3121 o (888) 544-8633 o FAX (502) 585-4203 o toddinvestment.com

              Proxy Voting Guidelines for Todd Investment Advisors
                              (An Evolving Process)

PHILOSOPHY: When we vote proxies for our clients, the guiding principle is that they will be voted solely in the best long-term interests of our shareholders. The only exceptions permitted are those stipulated by a client.

INTRODUCTION: We call our proxy guidelines an evolving process because that is exactly what it has been and will continue to be. New issues come up each year in many areas, including social awareness. New laws, such as Sarbanes-Oxley in 2002, come into play. We also employ Institutional Shareholder Services to help us sort through some of the more opaque issues.

                            Guidelines on Key Issues
                            ------------------------

Election of Directors
---------------------
This used to be the simplest of all votes for company managements. Then we started linking up company performance and accountability or the lack thereof. Now we vote much more deliberately on the election of directors.
     o We prefer that all directors be elected annually. However, if a proxy comes up where no-one is challenging a staggered board, we will vote for the board.
     o Proposals seeking to end the staggered election of directors. Generally speaking, we vote for such resolutions, which is often a vote against management. Staggered boards are often used to thwart takeover bids and are, therefore, contrary to shareholder interests.
     o In the 2000-2001 proxies, there was a flurry of proposals to nominate at least two candidates for each open board position. The theory is that it will give shareholders a choice. The reality is it would be particularly burdensome for many companies where it is often difficult to find one qualified person for each board slot. Boards of Directors are not a democracy, and we do not expect companies to treat them as such.
     o Requiring a majority of independent directors on the board. When we find boards of large companies composed largely of non-independent directors, we tend to vote for resolutions requiring a majority of independent directors. We should also note even boards with high outsider-to-insider ratios can stumble badly as evidenced by Enron and Tyco.
     o Key committees, such as Nominating, Audit and Compensation, should be made up entirely of non-affiliated directors, which are those who have no ties to management other than their positions as directors. We especially look askance at directors who receive fees from the companies and their subsidiaries.
     o Several proposals have been put forth in some of the proxies we have read requiring all board members to be independent. We believe this is totally impractical and tend to vote against such resolutions. It is sufficient to us that the majority of the board members are independent and that all members of key committees are independent.
     o    Some board  members  make a career  out of  serving  on other  boards.
          Typically, we vote against board members who serve on more than six boards, and we will vote against members of management serving on their own boards when they serve on more than three outside boards.
     o We do not vote for directors who have not attended at least 75% of aggregate board and committee meetings.

Diversity
---------
     o    At a minimum, we expect to see every publicly-held company we own have
          some  female   members  on  their  board  and  at  least  some  racial
          diversification.

Separation of Chairman and CEO Positions
----------------------------------------
     o Generally speaking, we prefer to see the two positions separated because one of the board's primary responsibilities is to represent the interests of the shareholders and to oversee management and instill accountability. Conflicts of interest arise when one person holds both positions. However, if a company is performing without controversy and has governance structures in place that can counterbalance the combination, then we do not support splitting the jobs.

Stock Ownership
---------------
     o We prefer all incumbent directors own company stock, and the greater the percentage the better since directors then have a greater interest in voting for measures that benefit the company.

Certification of Auditors
-------------------------
     o Typically, we vote against auditors who receive consulting fees more than 30% of their audit fees. Obviously, if we are dealing with small companies and small amounts of money, that may make a difference. What that says is we retain some flexibility on this issue.
     o In January, 2003, the SEC approved new disclosure standards that embody four fee categories: audit fees, audit-related fees, taxes, and all other fees. This rule went into effect after December 15, 2003. We apply a 30% limit on the "all other fees."

Approving Long-Term Incentive Plans
-----------------------------------
We prefer that all stock incentive plans be limited to restricted stock or other truly long-term incentive plans. However, we recognize that short-term incentive plans do have a place in providing key executives with a balanced compensation program.

Short-Term Incentive Plans
--------------------------
     o Short-term incentive awards tend to run the gamut, but where the requirements for receiving the awards are clearly spelled out, we will generally be supportive. Obviously, if it is stock options, we will look at the dilution that such incentives might create.
     o    When  companies   clearly  outline  the   requirements  for  achieving
          short-term incentive awards, we will be supportive as long as purchasers must pay cash for the stock. We will vote against any incentive plans where the company loans money to participants or guarantees the debt of the participants.
     o Generally speaking, we will vote against any such plan when the additional dilution exceeds 3%. However, we may modify our rule depending on the industry. For instance, it might be reasonable to allow for somewhat higher dilution in more volatile industries, such as technology, while at the same time limiting the percentage of dilution in more stable industries, such as food, beverage, or utilities.
     o We will vote against plans where the options are concentrated in the top five executives. We will vote against such plans where the distribution of options is not spelled out. We have established a maximum of 30% for the top five executives. It is illogical to think that a short-term incentive plan is an incentive for other members of the company when the options are concentrated in a handful of executives.
     o We oppose any stock option plans where the repricing of the options is not expressly prohibited. However, we have seen some novel approaches to the issue of repricing options, such as the one put forth by ADC Telecommunications, Inc. in its 2003 proxy statement. It specifically excluded the top five executives from repricing and offered an exchange program with a sliding scale, depending on the original exercise price. This would have substantially reduced the exercisable number of shares. We felt the give-up merited a favorable vote on the proxy.

Expensing of Options
--------------------
     o We support resolutions requiring the expensing of options. We are considering a veto on all stock option proposals if the company does not expense the options. We believe that stock options should be expensed along with other forms of compensation, even though the Financial Accounting Standards Board (FASB) does not currently require it. Managements will often claim that the expensing of stock options raises a number of difficult issues, including how to value stock options accurately. However, there is enough leeway in the calculation of the fair value of options that a company could find a method that is appropriate for its circumstances.

Shareholder Approval for all Severance Agreements
-------------------------------------------------
This is an item that has come up increasingly because of the generosity of some companies to outgoing senior members of management. In our opinion, General Electric's farewell package to Jack Welsh was a prime example of over-the-top generosity. We find in most cases severance packages for outgoing senior members of management are clearly at variance with shareholders' interests. Consequently, we tend to support resolutions requiring shareholder approval for all severance agreements.

Super-Majority Voting Requirements
----------------------------------
Companies occasionally put in super-majority voting requirements to make it more difficult for their companies to be taken over by other companies. Such proposals are simply different versions of poison pills, which make it too costly for an acquiring company to take over companies with such restrictions. We vote for shareholder resolutions favoring the elimination of super-majority voting requirements.

Poison Pills
------------
Poison pills are just another device used by managements to insulate themselves from the threat of a change in control. Poison pills reflect an unacceptable transfer of shareholder rights to managements. The rationale for poison pills (to protect an acquirer from taking over the company at an unreasonably low price) is tenuous at best. We support resolutions that seek shareholder approval for existing pills or any that are adopted between annual meetings. We vote for such resolutions even when acquirer proposals are voted on only by independent directors, as was the case with Caterpillar in 2003.

Removing Genetically-Engineered Ingredients from a Company's Products
---------------------------------------------------------------------
Typically, we recommend a vote against such shareholder resolutions. The scientific community is clearly divided in its opinion regarding long-term safety of genetically-modified products. The hysteria surrounding such products is often created for political purposes with little regard to the extraordinary contribution such products have made in saving lives, not to mention the improvement in farming efficiency. Requiring companies to take such actions, when there clearly is no scientific evidence, is counterproductive.

Resolutions Designed to Prohibit Companies from Making Political Contributions
------------------------------------------------------------------------------
Many resolutions regarding prohibitions against companies making political contributions have so many elements to them that we generally find them objectionable on one of those elements and hence have to reject the entire resolution. If proposals are limited to requesting disclosure of the company's political contributions and prohibiting the solicitation of PAC contributions from employees, we will be inclined to support them. However, adoption of zero tolerance contribution policies would prevent the companies from making political contributions of any kind. There can be no question that business and politics are closely intertwined, and companies should have the option to represent their interests to elected officials. If a company was prohibited from doing so, the company could be placed at a competitive disadvantage. Hence, in voting on resolutions of this sort, it is very important to see how broad the resolutions are and how draconian they might be.

Resolutions Endorsing the Principles Espoused by the Coalition for
------------------------------------------------------------------
Environmentally Responsible Economies (CERES) Many blue chip companies already support the CERES Principles, which were originally known as the Valdez Principles (after the infamous Alaskan oil spill for which Exxon shouldered the blame). The CERES Principles are a comprehensive set of standards that obligate signatories to work toward (1) protection of the biosphere; (2) sustainable use of natural resources; (3) reduction and safe disposal of waste; (4) energy conservation; (5) risk reduction; (6) safe goods and services; (7) environmental restoration; (8) informing the public; (9) management commitment to the environment; and (10) audits and reports. As such, it is both comprehensive and time-consuming. Many companies endorse the objectives of the resolution and, in fact, already comply but for one reason or another are reluctant to sign onto the program. If a company has a program in place that already does those things that the CERES Principles espouses but does not want to sign on for the CERES Principles, we are inclined to vote for the resolution. The reason we support such resolutions is that the weight of more companies adds to the body of opinion that supports good environmental practices. Again, we need to look at it on a case-by-case basis, but generally speaking, we support the CERES Principles.

Adopt/Implement China Principles
--------------------------------
This shareholder proposal is designed to address the increasing level of concern about the fair and humane treatment of employees in the People's Republic of China. This proposal would have various companies take a leadership role in assuring humane and fair treatment for employees in that country. Where there is little or no evidence that a company has mistreated its Chinese employees, and has a comprehensive set of principles in place, we will vote against the China Principles. However, if a company is repeatedly cited as a human rights scofflaw, we will vote for approval of the proposals if for no other reason than to gain the company's attention towards addressing such issues.

Conflicts of Interest
---------------------
The rule we follow in dealing with conflicts of interest in proxy voting is the one we stated in the first line of these guidelines: "They will be voted solely in the best long-term interests of the shareholders," assuming, of course, the client has not already reserved the right to vote the proxies themselves.

As money managers, conflicts may arise when what is best for the long-term interests of shareholders collides with the desire to retain an existing client, to curry favor with a prospect, or to further the money manager's own self interest.

Todd Investment Advisors has never used proxy voting to advance any of our money managers' personal biases. If a conflict of interest arises from an existing client, we will inform our Executive Committee of the conflict and notify the client that their request represents a conflict and why our vote may differ from their views. Unless there are some extraordinary circumstances, we will abide by the guidance of our proxy service to settle the issue. If the conflict persists, we will then notify all of our clients holding that security of the conflict and how we voted.

Availability of Records
-----------------------
Todd Investment Advisors maintains its proxy voting records for each client and those records are available upon written request. The firm also maintains a record of all requests made in writing as well as the responses.

                                                                      APPENDIX C

                         WEDGE Capital Management L.L.P.
                                  Proxy Policy
                            Revised: October 5, 2004

Clients' Best Interest
----------------------
WEDGE Capital Management L.L.P. (WCM) has adopted and implemented the following Proxy Policy, which is designed to ensure that proxies are voted in the best interest of our clients and in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisors Act of 1940. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents. In addition to SEC requirements governing advisors, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for advisors of ERISA accounts.

Case-by-Case Basis
------------------
This Policy is intended as a guideline. Each vote is cast on a case-by-case basis, taking into consideration all the relevant facts and circumstances at the time of the vote.

Responsible Parties
-------------------
Voting responsibilities are handled by the Recommending Analyst. If a stock is held in multiple portfolios, the Recommending Analyst who owns the most shares in his/her portfolio will be responsible to vote. The Proxy Administrator is responsible for distributing the proxies to the correct analyst in a timely manner.

Source of Information
---------------------
Each analyst may conduct his or her own research and / or use the information provided by Institutional Shareholder Services (ISS). ISS provides WCM with valuable information by analyzing proxies and issuing informed research and objective vote recommendations on specific proxy voting issues.

Routine and Non-Routine Issues
------------------------------
Routine issues will be voted with management in the majority of cases, while non-routine issues may require more extensive research and review before determining the appropriate vote. The following lists are provided as a guideline and may not be all-inclusive. It is possible that an item which is listed here as routine, may in fact be non-routine given a particular scenario and vice-versa.

Routine Issues may include:

o    Selection and ratification of auditors.

o    Stock splits, dividend, and fractional share issues.

o    Application for listing of securities.

o    Corporate name changes.

o    Pollution, environment, or conservation issues.

o    Employment issues.

o    Restore or eliminate pre-emptive rights.

o    Business abroad.

o    Date, location of annual meeting.

o    Contributions to charity or for education.

o    Increases in authorized shares, common or preferred.

o All other items which aren't expected to have a material adverse effect on the price of the stock.

Non-Routine Issues may include:

o    Election  of   Directors,   including  the  number  and  terms  of  office,
     attendance, and the number of meetings held.

o Remuneration of management, directors, and employees. Employee Stock Option Plans.

o    Acquisitions, mergers, and spin-offs.

o Significant changes in the Articles of Incorporation or By-Laws, such as anti-takeover provisions, "poison pills", and "rights" issues.

o    Cumulative voting issues.

o Golden parachute plans or any unusual compensation benefits to be awarded contingent upon the merger or acquisition of the particular company.

Basis for Voting Decision
-------------------------
The voting decision will be written on the proxy statement (or ISS materials) by the Recommending Analyst and recorded in the proxy voting system by the Proxy Administrator. If a vote is against management, the reason for the vote must be clearly documented on the proxy statement (or ISS materials) and recorded in the system to ensure compliance with client proxy reporting.

Conflicts of Interest
---------------------
Any material conflicts of interest are to be resolved in the best interest of our clients.

To help eliminate any potential conflicts of interest, WCM does not allow any employee or partner or spouse of either to sit on the board of directors of any public company without Management Committee approval. WCM requires all employees and partners to adhere to the Association for Investment Management and Research Code of Ethics and Standards of Professional Conduct, which require specific disclosures of conflicts of interest and strict adherence to independence and objectivity standards.

In spite of our effort to eliminate potential conflicts of interest, there may be instances where a conflict of interest exists. Situations in which a potential conflict of interest may arise include:

1. A Recommending Analyst has a financial interest in the security in question or in a security which may be involved in a merger or acquisition with the security in question.

2. A Recommending Analyst has a personal relationship with someone, i.e.: a close friend or family member, who is employed by the company in question, or by a company which may be involved in a merger or acquisition with the company in question .

3.   The company in question is a client or prospective client of the firm.

To mitigate the potential conflicts of interests listed above, as well as any other situation which may be deemed a potential conflict of interest, WCM has established a peer review and approval process.

If any one of the three criteria listed above is met, or if a Recommending Analyst feels a potential conflict of interest exists, he or she should complete a Potential Conflict of Interest Form, which can be found at Attachment A, for all proxy issues which may be affected by the potential conflict. The Potential Conflict of Interest Form has been created to document the Recommending Analyst's consultation with another analyst and if necessary, a member of the Management Committee. For items 1 & 2 above (or any conflict of a personal nature), a Recommending Analyst is required to consult with another analyst. If the Consulting Analyst disagrees with the Recommending Analyst's proxy vote recommendation, a Management Committee member must be consulted about the issue. For item 3 above (or any conflict which involves the entire firm), the Management Committee must be consulted about the issue. Once the Potential Conflict of Interest Form is completed, it should be given to the Proxy Administrator with the proxy vote.

Abstention
----------
Proxies should be voted either for or against. In a very limited instance an abstention may be appropriate, in which case, the Recommending Analyst should document why he or she abstained from the vote. This will be documented in the system by the Proxy Administrator.

Administrative Procedures
-------------------------
1. The New Account Coordinator will send a proxy letter to each new account. When returned, the New Account Coordinator will record whether WEDGE, the Client, or Custodian will vote the proxy and communicate this with the Proxy Administrator.

2. Upon notice of the annual meeting date, the Proxy Administrator will obtain a list of holders of record date or the date nearest to the record date that can be obtained.

3. The Proxy Administrator will then compare shares in the portfolio accounting system with shares received for voting from Automatic Data Processing (ADP). The Proxy Administrator should also note the reason for any difference in the Proxy Edge system. Where there is any difference or where we have not received a proxy, the Proxy Administrator will take appropriate action to notify the client or custodian to send us a new or supplemental proxy.

4. On an as-needed basis, the Proxy Administrator will advise all trustees or other plan fiduciaries if particular custodians do not comply with our requests for proxies.

5. The Proxy Administrator will note on the proxy materials if the security issuer is a client or a prospective client of WEDGE. To determine if the security issuer is a prospective client of WEDGE, the Proxy Administrator will check with marketing personnel.

6. The Proxy Administrator will distribute proxy material to the appropriate analyst in a timely manner.

7.   The  Proxy   Administrator   will  obtain  voting   instructions  from  the
     Recommending Analyst.

8. The Proxy Administrator will vote proxies in accordance with analyst instructions.

Record Retention
----------------
WCM will maintain the records required under Section 204-2 of the Adviser Act. These records include:

o    A copy of the Policy.

o    Proxy Statements.

o    A record of each vote cast.

o Any document material to the decision making-process of a vote, including Potential Conflict of Interest Forms.

o Each written client request for proxy voting records and WCM's written response to any (written or oral) client request.

Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate location of WCM.

Internal Audit
--------------
On an annual basis, a compliance officer will review the Policy to determine if any revisions are necessary. Periodically, a compliance officer will also review the books and records relating to proxies to confirm compliance with the Policy. Results of these reviews will be distributed to the Management Committee.

Policy Disclosure
-----------------
On an annual basis, WCM will provide clients with a description of the Policy and offer to send a complete copy upon request. Clients may request a copy of the Policy at any time:

In writing:
Attention: Proxy Policy Request
WEDGE Capital Management L.L.P.
301 S. College Street, Suite 2920
Charlotte, NC 28202-6002

Via Telephone:
Veronica Mackey @ 704-334-6475

Via E-mail:
vmackey@wedgecapital.com

Voting Disclosure
-----------------
As part of the annual policy disclosure, WCM will inform clients how to obtain information on how proxies were voted with respect to their securities. Clients may request a report on how proxies were voted at any time:

In writing:
Attention: Proxy Record Request
WEDGE Capital Management L.L.P.
301 S. College Street, Suite 2920
Charlotte, NC 28202-6002

Via Telephone:
Veronica Mackey @ 704-334-6475

Via E-mail:
vmackey@wedgecapital.com

Review Procedures
-----------------
On an annual basis, WEDGE will review its proxy procedures for compliance with this Policy. Periodically, WEDGE will also review third-party service providers, such as ISS, for independence.